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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)          March 18, 1997
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                                 ALLERGAN, INC.
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             (Exact name of registrant as specified in its charter)


         Delaware                   1-10269                   95-1622442
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(State or Other Jurisdiction       (Commission              (IRS Employer
     of Incorporation)             File Number)           Identification No.)


2525 Dupont Drive, Irvine, California                            92612
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(Address of Principal Executive Offices)                       (Zip Code)


Registrant's telephone number, including area code         (714) 752-4500
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                                      N/A
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         (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS.

The Board of Directors of Allergan, Inc. ("Allergan") has elected not to submit an extension of the term of the Rights Agreement dated as of May 18, 1989 (the "Rights Agreement") between Allergan and Morgan Shareholder Services Trust Company as amended by that certain Amendment dated as of September 28, 1993 between Allergan and First Chicago Trust Company of New York (as successor Rights Agent to Morgan Shareholder Services Trust Company), to a vote of Allergan stockholders at the next annual meeting. The Rights Agreement will, by its terms, automatically expire at the Annual Meeting of Stockholders on April 22, 1997.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           ALLERGAN, INC.

Date:  March 18, 1997                      By:      /s/ Francis R. Tunney, Jr.
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                                                        Francis R. Tunney, Jr.
                                                      Corporate Vice President,
                                                   General Counsel and Secretary





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